                                Lease Agreement

                                    Between

                 Murray Income Properties I, Ltd., as Landlord

                                      and

                           Razmiko's, Ltd, as Tenant

                               TABLE OF CONTENTS

                                                                        PAGE


ARTICLE  1  Definitions and Certain Basic Provisions .................     1
ARTICLE  2  Granting Clause ..........................................     1
ARTICLE  3  Rent and Security Deposit ................................     1
ARTICLE  4  Tenant's Books and Records ...............................     3
ARTICLE  5  Common Area ..............................................     3
ARTICLE  6  Use and Care of Premises .................................     5
ARTICLE  7  Maintenance and Repair of Premises .......................     6
ARTICLE  8  Leasehold Improvements; Alterations ......................     7
ARTICLE  9  Landlord's Right of Access; Use of Roof ..................     8
ARTICLE 10  Signs; Store Fronts ......................................     8
ARTICLE 11  Utilities ................................................     8
ARTICLE 12  Indemnity, Public Liability Insurance and
            Fire and Extended Coverage Insurance .....................     9
ARTICLE 13  Non-Liability for Certain Damages ........................    10
ARTICLE 14  Damage by Casualty .......................................    11
ARTICLE 15  Eminent Domain ...........................................    12
ARTICLE 16  Assignment and Subletting ................................    12
ARTICLE 17  Property Taxes ...........................................    14
ARTICLE 18  Default by Tenant and Remedies ...........................    15
ARTICLE 19  Landlord's Lien ..........................................    19
ARTICLE 20  Holding Over .............................................    19
ARTICLE 21  Subordination ............................................    20
ARTICLE 22  Notices ..................................................    21
ARTICLE 23  Right of Relocation ......................................    21
ARTICLE 24  Bankruptcy or Insolvency .................................    22
ARTICLE 25  Miscellaneous ............................................    24
ARTICLE 26  Exhibits and Attachments .................................    27


                            BASIC LEASE INFORMATION
              CASTLE OAKS VILLAGE SHOPPING CENTER LEASE AGREEMENT

"Landlord":             Murray Income Properties I, LTD.

Landlord's address:     3330 Oakwell Court, Suite 205
                        San Antonio, Texas 78232

Landlord's Contact Person:  The Powell Companies

Telephone Number:  (210) 828-7997

"Tenant":               Razmiko's, Ltd.
           ---------------------------------------------------------------------

Tenant's Address:       8055 West Ave., Suite 124
                   -------------------------------------------------------------

                        San Antonio, Texas 78232
           ---------------------------------------------------------------------


Tenant's Contact Person:    Razmik Boghozian
                         -------------------------------------------------------

Telephone Number:           366-0416
                  --------------------------------------------------------------

Tenant's Trade Name:        Razmiko's
                     -----------------------------------------------------------

"Premises":     Suite 124, Castle Oaks Village. The Premises contain
                approximately 4,500 square feet and are shown and outlined on the plan of the Shopping Center attached hereto as Exhibit A.
                The Shopping Center currently is situated upon the property described on Exhibit B attached hereto. "Shopping Center" shall refer to the property described on Exhibit B and all improvements constructed thereon; provided, however, that from time to time Landlord may add land to or remove land from the property described on Exhibit B by notice to Tenant and, after any such addition or deletion, the term "Shopping Center" shall refer to the Shopping Center as reconstituted by Landlord.

"Lease Term":   The period commencing on the "Commencement Date" (as defined in
                Section 2.1 of the lease) and ending sixty (60) months thereafter, except that, if the Commencement Date is a date other than the first day of a month, the Lease Term shall be extended so as to give effect to the full term specified above in addition to the remainder of the month in which the Commencement Date occurs. The term "Lease Term," as used herein, shall include all valid renewals or extensions thereof (whether or not expressly stated) unless the context clearly indicates to the contrary.

Estimated Commencement Date:            October 1               , 1995 .
                              ----------------------------------     --

"Rental":  $     *      per square foot per year, payable in advance in monthly
            -----------
           installments of $     *     each. The Rental shall increase as
                            ----------
           follows:       *
                     ---------------------------------------------------------

           Initial "Common Area Maintenance Charge"
                (as defined in Section 5.2) per month:  $  405.00             .
                                                         ---------------------

           Initial "Insurance Escrow Payment"
                (as defined in Section 12.7) per month: $   90.00             .
                                                         ---------------------

           Initial "Tax Escrow Payment"
                (as defined in Section 17.2) per month: $  630.00             .
                                                         ---------------------


     *Rental:  Months       Monthly Payment
               ------       ---------------
               1 - 12      $4,125.00
               13 - 24     $4,500.00
               25 - 60     $4,687.50

"Security Deposit":  $  5,000.00                           .
                      -------------------------------------

Permitted Use:     Italian Restaurant
                ----------------------------------------------------------------

"Guarantors":      William R. Mallory, Jr.
                ----------------------------------------------------------------

The foregoing Basic Lease Information is hereby incorporated into and made a part of the lease attached hereto.

Each reference in the lease to any of the information and definitions set forth in Basic Lease Information shall mean and refer to the information and definitions hereinabove set forth and shall be used in conjunction with and limited by all references thereto in the provisions of the lease. In the event of any conflict between any Basic Lease Information and the lease, the lease shall control.

                        LANDLORD:

                        Murray Income Properties I, LTD.

                        By: Murray Realty Investors VIII, Inc.

Date:     8-1-95                   By:  /s/ Brent Burt
      ------------------------         --------------------------------------

                        TENANT:

                          Razmiko's, Ltd.
                        ---------------------------------------------

Date:     7-28-95                  By: Gastronome, Inc., the General Partner
      ------------------------         --------------------------------------
                        Name: /s/ W. R. Mallory, Jr.
                             ----------------------------------------
                        Title:  President
                              ---------------------------------------

                                LEASE AGREEMENT

THE STATE OF TEXAS     )
                       )
COUNTY OF BEXAR        )

        This Lease Agreement (this "lease") is entered into as of the first day on which both parties hereto have executed same, by and between the Landlord and the Tenant named in the Basic Lease Information.

                                   ARTICLE 1

                    Definition and Certain Basic Provisions

        1.1 The definitions and basic provisions set forth in the Basic Lease Information (the "Basic Lease Information") executed by Landlord and Tenant contemporaneously herewith and incorporated herein by reference for all purposes and shall be used in conjunction with and limited by the reference thereto in the provisions of this lease.

                                   ARTICLE 2

        2.1 Landlord, in consideration of the rent and other charges to be paid hereunder and in consideration of the other covenants and agreements to be performed by Tenant, hereby demises and leases to Tenant, and Tenant hereby takes from Landlord, the Premises commencing on the 60th day after the date upon which Tenant occupies the Premises (the "Commencement Date" hereunder) and ending on the last day of the Lease Term unless sooner terminated as herein provided. If the Premises are not available and ready for occupancy, for any reason whatsoever, prior to the Estimated Commencement Date set forth in the Basic lease Information, Landlord shall not be deemed to be in default hereunder, and Landlord shall not be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof, and Tenant agrees to accept possession of the Premises at such time as Landlord is able to tender the same and this lease shall continue for the Lease Term. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Shopping Center or with respect to the suitability of either for the purpose herein intended. By occupying the Premises, Tenant shall be deemed to have accepted the same as suitable for the purpose herein intended and to have acknowledged that same comply fully with Landlord's obligations, notwithstanding that certain "punch list" type items may not have been completed. Within ten (10) days after a written request of Landlord, Tenant agrees to executed a certificate in the form attached hereto as Exhibit C confirming the Commencement Date and certifying that Tenant has accepted delivery of the Premises and that the condition of the Premises complies with Landlord's obligations hereunder. Tenant agrees to open its business to be conducted on the Premises to the public no later than thirty
(30) days after the Commencement Date.


                                   ARTICLE 3

        3.1 In consideration of this lease, Tenant promises and agrees to pay to Landlord at Landlord's Address stated in the Basic Lease Information or at

                                                      Landlord:  [SIGNATURE]
                                                                   -----------
                                                      Tenant:    [SIGNATURE]
                                                                   -----------
such other address as Landlord may designate by notice in writing to Tenant, the Monthly Payment (defined below), without deduction or set-off, for each month of the Lease Term. "Monthly Payment" shall mean the sum of the monthly Rental (as adjusted in accordance with the provisions of the Basic Lease Information), the monthly Common Area Maintenance Charge (as set forth in
Article 5), the monthly Common Area Maintenance Charge (as set forth in Article
5), the monthly Insurance Escrow Payment (as set forth in Article 12) and the monthly Tax Escrow Payment (as set forth in Article 17). The initial Monthly Payment due hereunder shall be equal to the Total Initial Monthly Payment stated in the Basic Lease Information. The first Monthly Payment, together with the Security Deposit, shall be payable by Tenant to Landlord upon the execution of this lease. The second Monthly Payment shall be due and payable without demand on or before the first day of the month following the expiration of the first full or partial month of the Lease Term and thereafter each succeeding Monthly Payment shall be due and payable without demand on or before the first day of each succeeding month during the Lease Term; provided, however, that in the event of a fractional month at the beginning of the Lease Term, the second Monthly Payment shall be a prorated amount based on one-thirtieth (1/30) of the initial Monthly Payment for each day of said fractional month which is included in the Lease Term.

        3.2 The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rental or a measure of Landlord's dmages in case of default by Tenant. Landlord may, from time to time, without prejudice to any other remedy, use such deposit to the extent necessary to make good any arrearage of the Monthly Payment or other amounts due hereunder and to reimburse Landlord for any other damage, injury, expense or liability caused to Landlord by any breach of this lease. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, one-half (1/2) of any remaining balance of the Security Deposit shall be returned by Landlord to Tenant within a reasonable period of time after the expiration of this lease, and the balance of the Security Deposit shall be held by Landlord until final computation of any sums (such as Tenant's Share of the Taxes) which may be owed by Tenant under this lease. If Landlord transfers its interest in the Premises during the Lease Term, Landlord shall assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its general funds.

        3.3 In the event Tenant fails to pay to Landlord when due any Monthly Payment or other sum to be paid to Landlord which may become due hereunder, Landlord will incur additional expenses in an amount not readily ascertainable and which have not been elsewhere provided for between Landlord and Tenant. If Tenant should fail to pay Landlord by the tenth (10th) after its due day, any Monthly Payment or other sum to be paid hereunder, Tenant will pay Landlord on demand a late charge of five percent (5%) thereof. Failure to pay such late charge upon demand therefore shall be an event of default hereunder. In the event that a check which has been remitted for the payment of any installment of rental or other sum to be paid to Landlord hereunder shall not be honored upon its presentment for payment, Tenant shall pay to Landlord on demand a fee of five percent (5%) of the installment of rental or other sum to be paid, and failure to pay such fee shall be an event of default hereunder. Following the dishonor of any check presented for payment, Landlord shall have the right, at Landlord's sole option, to require all further payments to be made hereunder to be made by certified check or money order. Provision for such late charge or fee for dishonor shall be in addition to all other rights and remedies available to Landlord hereunder or at law or in equity and shall not be construed as liquidated damages or limiting Landlord's remedies in any manner.

                                   ARTICLE 4

                           Tenant's Books and Records

        4.1 Tenant shall provide unaudited financial statements upon Landlords, and/or its agents, request.

                                   ARTICLE 5

                                  Common Area

        5.1 "Common Area" shall mean those portions of the Shopping Center designated by Landlord from time to time for the common use of all tenants thereof, including among other facilities, parking areas, sidewalks, landscaping, curbs, loading areas, private streets and alleys, lighting facilities, hallways, malls, restrooms, and other areas and improvements provided by Landlord for the common use of all tenants, all of which shall be subject to Landlord's sole management and control and shall be operated and maintained in such manner as Landlord, in its discretion, shall determine. Landlord reserves the right to change from time to time the dimensions and location of the Common Area as shown on Exhibit A as well as the locations, dimensions, identity and type of any building shown on Exhibit A, to construct additional buildings or additional stories on existing buildings or other improvements in the Shopping Center, and to eliminate buildings from the plan shown on Exhibit A. Tenant and its employees, customers, subtenants, licensees and concessionaires shall have the nonexclusive right and license to use the Common Area as constituted from time to time, such use to be in common with Landlord, other tenants of the Shopping Center and other persons permitted by Landlord to use the same, and subject to such reasonable rules and regulations governing use as Landlord may from time to time prescribe, including the designation of specific areas within the Shopping Center or in reasonable proximity thereto in which automobiles owned by Tenant, its employees, subtenants, licensees and concessionaires shall be parked. Tenant shall not obstruct or permit the obstruction of any portion of the Common Area. Tenant will furnish to Landlord upon request a complete list of license numbers of all automobiles operated by Tenant, its employees, subtenants, licensees or concessionaires. In the event any such persons fail to park their vehicles in any parking area designated by Landlord as provided above, Landlord shall have the right to remove any such vehicle by towing or otherwise, and Tenant shall reimburse Landlord for the cost of such removal upon demand from Landlord therefor and shall indemnify Landlord and hold it harmless from any loss, expense or claims arising out of such removal. Additionally, Landlord may impose a fine for improperly parked vehicles. The amount of such fine shall vary from time to time and shall be effective upon Landlord's notice to Tenant thereof. Tenant shall not solicit business or display merchandise within the Common Area, or distribute handbills therein, or take any action which would interfere with the rights of other persons to use the Common Area without the prior written consent of Landlord. Landlord may close temporarily any part of the Common Area for such periods of time as may be necessary to prevent the public from obtaining prescriptive rights or to make repairs or alterations.

        5.2 As part of the Monthly Payment, Tenant agrees to pay the Common Area Maintenance Charge as additional rental hereunder. The term "Common Area Maintenance Charge" shall mean a monthly amount calculated by multiplying

                                                      Landlord:  [SIGNATURE]
                                                                 -----------
                                                      Tenant:    [SIGNATURE]
                                                                 -----------

Tenant's Share by the annual cost of operating and maintaining the Common Area and such other areas of the Shopping Center which benefit generally the tenants of the Shopping Center (e.g., the roofs, floors and structural elements of the buildings comprising the Shopping Center) (including, among other costs, those incurred for water; electricity; gardening; landscaping (including replacement of plants); repair and maintenance (including paving, utility services, line painting, lighting, sanitary control, cleaning, drainage, exterior painting of improvements and maintenance of all roofs); air conditioning; heating; sewer; trash removal; depreciation on machinery and equipment used in connection with the maintenance of the Common Area; personnel to implement such services, to direct parking, and if Landlord so elects, to police the Common Area; the cost of capital improvements to the Common Area where such capital improvements are required or recommended by applicable federal, state or local laws, ordinances, statutes, rules or regulations (amortized upon such reasonable basis as Landlord may elect); directional signs and markers; janitorial services; purchase and maintenance of trash containers; repairs to lighting fixtures and equipment; legal services attributable to the operations of the Shopping Center; outside professional services such as security, direction of parking, landscaping or pest treatment; and an administrative charge to be not more than fifteen percent (15%) of the foregoing costs to cover Landlord's administrative cost incurred in connection with the Shopping Center), all as incurred by Landlord in its discretion, and dividing the amount so determined by twelve
(12). The monthly Initial Common Area Maintenance Charge is the amount set out in the Basic Lease Information, and is based upon Landlord's estimate of the annual cost of operating and maintaining the Common Area during the initial calendar year of the Lease Term. The Common Area Maintenance Charge shall be adjusted from time to time, based upon Landlord's most current estimate of the Common Area expenses, and any adjustment in the monthly amount paid hereunder shall take effect on the first day of the month following the month in which Landlord advises Tenant of the adjusted Common Area Maintenance Charge. Any amounts paid based on any of Landlord's estimates of Common Area expenses shall be subject to adjustment pursuant to Section 5.3 below when the actual Common Area expenses are available for each calendar year. To determine the monthly Common Area Maintenance Charge with respect to any fractional calendar year during the Lease Term, Landlord shall estimate the Common Area expenses for the portion of the Lease Term which falls during such partial year, multiply said amount by Tenant's Share, and divide the amount so determined by the number of months in the partial year, with an adjustment to be made upon Landlord's determination of actual Common Area expenses for such partial year. "Tenants Share" as used herein shall be 13.46%.

        5.3 Within a reasonable time after the end of any calendar year during the Lease Term, Landlord shall furnish to Tenant a statement of the Common Area expenses incurred during the previous calendar year. If Common Area Maintenance Charges collected from Tenant for any calendar year (or portion thereof) during the Lease Term, based on Landlord's estimate of Common Area expenses exceed the Common Area Maintenance Charge actually due during such year (or portion thereof), then Landlord at Landlord's option either shall credit any overpayment towards the sums next falling due under this lease, or shall refund to Tenant any overpayment. Likewise, Tenant shall pay to Landlord within ten
(10) days after Landlord delivers such statement to Tenant the amount by which Tenant's Share of Common Area expenses for any calendar year (or portion thereof) during the Lease Term, exceeds the sum of the payments received by Landlord from Tenant based on Landlord's estimate of Common Area expenses for such calendar year (or portion thereof).

                                                      Landlord:  [SIGNATURE]
                                                                 -----------
                                                      Tenant:    [SIGNATURE]
                                                                 -----------

                                   ARTICLE 6

                            Use and Care of Premises

        6.1 The Premises may be used only for the Permitted Use specified in the Basic Lease Information, and for no other purpose or purposes without the prior written consent of Landlord. Tenant shall use in the transaction of business in the Premises the trade name specified in the Basic Lease Information and no other trade name without the prior written consent of Landlord. Tenant shall not at any time leave the Premises vacant, but shall in good faith continuously throughout the Lease Term conduct and carry on in the entire Premises the type of business for which the Premises are leased. Tenant shall operate its business in a high class and reputable manner. Tenant shall at all times be in compliance with the terms of any franchise or development agreement to which Tenant is a part, and agrees to provide Landlord with a copy of any such agreement, to require the other party to any such agreement to notify Landlord of any breach thereof, and to provide reasonable evidence of Tenant's compliance with such agreements upon Landlord's request.

        6.2 Tenant shall observe, perform and comply with all laws, statutes, ordinances, rules and regulations promulgated by any governmental agency and applicable to the Premises. Tenant shall not occupy or use the Premises or permit any portion of the Premises to be occupied or used for any use or purpose which is unlawful in part or in whole, or deemed by Landlord to be disreputable in any manner or out of harmony with the operation of a first-class shopping center, or extra hazardous on account of fire, nor keep anything within the Premises for any purpose which increases the insurance premium cost or invalidates an insurance policy carried on the Premises or the Shopping Center. In addition to Tenant's obligation to make Insurance Escrow Payments, upon demand from Landlord Tenant shall pay as additional rental, any increase in premium cost due to Tenant's use or occupation of the Premises.

        6.3 Tenant shall not conduct within the Premises any fire, auction or bankruptcy sales or operate within the Premises a "wholesale" or "factory outlet" store, a cooperative store, a "second hand" store, a "surplus" store or a store commonly referred to as "discount house." Tenant shall warehouse and store in the Premises only such goods, wares and merchandise as Tenant intends to offer for sale at retail from the Premises. Tenant shall not advertise that it sells products or services at "discount," "cutprice," or "cut-rate" prices. Tenant shall not permit any objectionable or unpleasant odors to emanate from the Premises; nor place or permit any radio, television, loud speaker or amplifier on the roof or outside the Premises or where the same can be seen or heard from outside the Premises or in the Common Area; nor place an antenna or other projection on the exterior of the Premises; nor solicit business or distribute leaflets or other advertising material in the Common Area; nor take any other action which in the exclusive judgment of Landlord would constitute a nuisance or would disturb or endanger other tenants of the Shopping Center or unreasonably interfere with their use of their respective premises; nor do anything which would tend to injure the reputation of the Shopping Center.

        6.4 Tenant shall take good care of the Premises and keep the same free from waste at all times. Tenant shall keep the Premises and sidewalks, serviceways and loading areas adjacent to the Premises neat, clean and free from dirt, rubbish, insects and pests at all times, and shall store all trash and garbage within the Premises. Tenant either shall arrange for the pick-up and removal of such trash and garbage at Tenant's expense, or if Landlord so elects, shall pay Tenant's Share of said trash removal as a part of the Common Area Maintenance Charge. Tenant shall store all trash and garbage within the portion of the Common Area designated by Landlord for trash pickup and removal and only in receptacles of the size, design and color from time to time prescribed by Landlord. Tenant will keep all trash receptacles closed and will fold all boxes before placing them in the receptacles. Receipt and delivery of goods and merchandise and removal of garbage and trash shall be made only in the manner

                                                      Landlord:  [SIGNATURE]
                                                                 -----------
                                                      Tenant:    [SIGNATURE]
                                                                 -----------
and areas from time to time prescribed by Landlord. Tenant shall not operate an incinerator or burn trash or garbage within the Shopping Center.

        6.5 Tenant shall maintain all display windows in a neat, attractive condition, and shall keep all display windows and exterior electric signs in front of the Premises lighted from dusk until 10:00 p.m. every day, including Sundays and holidays.

        6.6 Tenant shall procure, at its sole expense, any permits and licenses required for the transaction of business in the Premises.


                                   Article 7

                       Maintenance and Repair of Premises

        7.1 Landlord shall keep the foundation, the exterior walls (except store fronts, plate glass windows, doors, door closure devices, window and door frames, molding, locks and hardware and painting or other treatment of interior and exterior walls) and roof of the Premises in good repair, except that Landlord shall not be required to make any repairs occasioned by the act or negligence of Tenant, its agents, employees, subtenants, licensees or concessionaires, which repairs shall be made by Tenant at Tenant's sole cost and expense. In the event that the Premises should become in need of repairs required to be made by Landlord hereunder, Tenant shall give immediate written notice thereof to Landlord, and Landlord shall not be responsible in any way for failure to make any such repairs until a reasonable time shall have elapsed after delivery of such written notice. Landlord shall have no obligation to repair or maintain the Premises except as specified in this Section 7.1, and Landlord shall have no liability for any damages or injury arising out of any condition or occurrence causing a need for such repairs.

        7.2 Tenant shall furnish, maintain and replace all electric light bulbs, tubes and tube casings.

        7.3 Tenant shall keep the Premises in good, clean condition and shall, at its sole cost and expense, make all repairs and replacements (including replacement of cracked or broken glass) necessary to maintain the Premises in a condition commensurate with a first class retail shopping center in Bexar County, Texas, except for repairs and replacements required to be made by Landlord under the provisions of Section 7.1 and Article 14. Tenant shall take all precautions necessary to keep all plumbing units, pipes and connections free from obstruction and protected against ice and freezing. If any repairs required to be made by Tenant hereunder are not made within ten
(10) days after written notice delivered to Tenant by Landlord, Landlord may, at its option, make such repairs without liability to Tenant for any loss or damage which may result to its stock or business by reason of such repairs, and Tenant shall pay to Landlord within five (5) days after demand as additional rental hereunder the cost of such repairs plus ten percent (10%) of the amount thereof. At the expiration or other termination of this lease, Tenant shall surrender the Premises in good condition, reasonable wear and tear and loss by fire or other casualty excepted and shall surrender all keys for the Premises to Landlord and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises.

        7.4 Maintenance of the air conditioning and heating equipment provided Tenant shall be Tenant's sole responsibility throughout the entire term of this lease. Landlord will ensure air conditioning and heating equipment are operational upon occupancy, and warranty air conditioning and heating equipment for ninety (90) days, thereafter.

                                                      Landlord:  [SIGNATURE]
                                                                 -----------
                                                      Tenant:    [SIGNATURE]
                                                                 -----------

                                   ARTICLE 8

                      Leasehold Improvements; Alterations

        8.1 Improvements to the Premises shall be installed as provided in Exhibit D. Landlord has made no representations as to the condition of the Premises or the Shopping Center, and Landlord has made no promises to remodel, repair or decorate the Premises, except as expressly set forth in this lease.

        8.2 Tenant shall not make or permit to be made any alterations, additions or improvements to the Premises without the prior written consent of Landlord, except for the installation of unattached, movable trade fixtures which may be installed without drilling, cutting or otherwise defacing the Premises. All alterations, additions, improvements and fixtures (other than unattached, movable trade fixtures) which may be made or installed by either Tenant or Landlord upon the Premises shall remain upon and be surrendered with the Premises and become the property of Landlord without credit or compensation to Tenant at the termination of this lease unless Landlord requests their removal, in which event Tenant shall remove the same and restore the Premises to their original condition at Tenant's expense. Any linoleum, carpeting or other floor covering which may be cemented or otherwise affixed to the floor of the Premises is a permanent fixture and shall become the property of Landlord without credit or compensation to Tenant.

        8.3 All construction work done by Tenant within the Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements and the requirements of any contract or deed of trust to which Landlord may be a party, and in such manner as to cause a minimum of interference with other construction in progress and with the transaction of business in the Shopping Center. Tenant agrees to indemnify Landlord and hold it harmless against any loss, liability or damage resulting from such work, and Tenant shall, if requested by Landlord, furnish a bond or other security satisfactory to Landlord against any such loss, liability or damage.

        8.4 Tenant agrees that all venting, opening, sealing, waterproofing or any altering of the roof shall be performed by Landlord's roofing contractor at Tenant's expense and that when completed Tenant shall furnish to Landlord a certificate from Landlord's roofing contractor that all such alterations approved by Landlord have been completed in accordance with the plans and specifications theretofore approved by Landlord. Tenant hereby holds Landlord harmless from any damage to the Premises resulting, directly or indirectly, from Tenant's venting, opening, sealing, waterproofing or in any other way altering the roof.

        8.5 Tenant will not permit any mechanic's lien or liens to be placed upon the Premises, or any portion thereof, caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien, Tenant will immediately pay, obtain the release of, or bond around same (such bond to be in the form and amount prescribed by the Texas Property Code). Tenant may pursue legitimate disputes with contractors, suppliers or materialmen. If any lien is not removed (or bonded around) within sixty (60) days, Landlord shall have the right and privilege at Landlord's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional rent hereunder due from Tenant to Landlord and shall be repaid to Landlord (together with interest at the lesser of the rate of eighteen percent (18%) per annum or the maximum rate permitted by law from the date paid by Landlord) within ten (10) days after Tenant's receipt of a statement from Landlord therefor.

                                                      Landlord:  [SIGNATURE]
                                                                 -----------
                                                      Tenant:    [SIGNATURE]
                                                                 -----------

                                   ARTICLE 9

                    Landlord's Right to Access; Use of Roof

        9.1 Landlord shall have the right to enter upon the Premises at any reasonable time that will not interfere with Tenant's day to day operations of the business, for any reasonable purpose, including without limitation, inspecting same, making repairs to the Premises, making repairs, alterations or additions to adjacent premises, or showing the Premises to prospective purchasers, lessees or lenders.

        9.2  Use of the roof above the Premises is reserved to Landlord.

                                   ARTICLE 10

                              Signs; Store Fronts

        10.1 Tenant shall not, without Landlord's prior written consent (i) make any changes to or paint the store front; (ii) install any exterior lighting, decorations or paintings; or (iii) erect or install any signs, window or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Premises, excepting only dignified displays of customary type in its display windows. All signs, decorations and advertising media shall conform in all respects to the sign criteria established by Landlord for the Shopping Center from time to time in the exercise of its sole discretion, and shall be subject to the prior written approval of Landlord as to construction, method of attachment, size, shape, height, lighting, color and general appearance. All signs shall be kept in good condition and in proper operating order at all times. Landlord reserves the right to designate a uniform type of sign for the Shopping Center to be installed and paid for by Tenant.

        10.2 Tenant agrees to have erected and/or installed and fully operative on or before the Commencement Date all signs in accordance with Landlord's sign criteria. Upon vacation of the Premises, Tenant shall be responsible for the removal of its sign, and further, upon the removal or alteration of its sign for any reason, shall be responsible for the repair, painting, and/or replacement of the building fascia surface where signs are or were attached.

                                   ARTICLE 11

                                   Utilities

        11.1 Landlord agrees to cause to be provided and maintained to the points on the exterior wall of the Premises where the particular utility enters therein, those mains, conduits and other facilities necessary to supply water, electricity, telephone service and sewerage service to the Premises. Tenant shall be responsible for investigating the capacity of the service available to the Premises.

        11.2 Tenant shall pay promptly and before delinquency all charges for electricity, water, gas, telephone service, sewerage service and other utilities furnished to the Premises and shall pay promptly any maintenance charges therefore. Such payments shall be made directly to the provider of the utility service if the service is separately metered. If the service is not separately metered, Tenant shall pay to Landlord directly and as additional rental the cost of such service, as equitably determined by Landlord based on the number and nature of other users of the service commonly metered.

        11.3 Landlord shall not be liable for any interruption or failure in utility services arising from any cause whatsoever, unless caused by Landlord's gross negligence nor shall any such interruption or failure be construed an eviction of Tenant or work an abatement

                                                      Landlord:  [SIGNATURE]
                                                                 -----------
                                                      Tenant:    [SIGNATURE]
                                                                 -----------
of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof, unless caused by Landlord's gross negligence.

                                   ARTICLE 12

                   Indemnity, Public Liability Insurance and
                      Fire and Extended Coverage Insurance

        12.1 Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority or any similar matter. Landlords hall not be liable to Tenant, or to Tenant's agents, servants, employees, customers or invitees and Tenant shall indemnify, defend and hold Landlord harmless from and against any and all fines, suits, claims, demands, losses, liabilities, actions and costs (including court costs and attorney's fees) arising from (a) any injury to person or damage to property caused by any act, omission or neglect of Tenant, Tenant's agents, servants, employees, customers or invitees, (b) Tenant's use of the Premises or the conduct of Tenant's business or profession, (c) any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises or (d) any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this lease.

        12.2 Tenant shall, at its expense, maintain a policy or policies of comprehensive general liability insurance pertaining to its use and occupancy of the Premises, with the premiums thereon fully paid in advance, issued by and binding upon a solvent insurance company licensed to do business in the state where the Shopping Center is located, such insurance to name Landlord and Tenant as insureds and to afford minimum protection of not less than One Million and No/100 Dollars ($1,000,000.00) combined single limit coverage for bodily injury, death to any one person or property damage in any one occurrence. Additionally, Tenant shall obtain and maintain during the Lease Term a contractual liability coverage endorsement with "incidental contract" coverage including all oral or written contracts relating to the named insured's business. The adequacy of the coverage afforded by said liability insurance shall be subject to review by Landlord from time to time, and if Landlord is advised by Landlord's insurance agent that a prudent businessman in San Antonio, Texas, operating a business similar to that operated by Tenant upon the Premises, would increase the limits of said insurance, Tenant shall to that extent increase the insurance coverage required by this Section 12.2. In addition to the remedies provided in Article 18 of this lease, if Tenant fails to maintain the insurance required by this Section 12.2, Landlord may, but is not obligated to, obtain such insurance and Tenant shall pay to Landlord upon demand as additional rental the premium cost thereof plus interest at the lesser of the rate of eighteen percent (18%) per annum or the maximum rate permitted by law from the date of payment by Landlord until repaid by Tenant.

        12.3 Tenant, at Tenant's sole expense, shall obtain and maintain during the Lease Term fire and extended coverage insurance for full replacement cost (without deduction for depreciation) upon all improvements and fixtures situated in the Premises, and upon the contents of the Premises. Tenant expressly agrees that the proceeds of any such insurance shall be used for the repair or replacement of the property damaged or destroyed unless this lease terminates as provided herein.

        12.4 Tenant, at Tenant's sole expense, shall obtain and maintain during the Lease Term business interruption insurance with sufficient coverage to provide for payment of rent and other fixed costs for at least a six-month period during which Tenant's business is interrupted.

                                                      Landlord:  [SIGNATURE]
                                                                 -----------
                                                      Tenant:    [SIGNATURE]
                                                                 -----------

        12.5 Each party hereto hereby waives any cause of action it might have against the other party on account of any loss or damage that is insured against under any insurance policy (to the extent that such loss or damage is recoverable under such insurance policy) that covers the Shopping Center, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements or business and which names Landlord or Tenant, as the case may be, as a party insured. Each party hereto agrees that it will obtain from its insurance carrier endorsements to all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

        12.6 All policies of insurance which Tenant is required to maintain hereunder shall be issued by and binding upon solvent insurance companies licensed to do business in the state where the Shopping Center is located, such insurance to name Landlord and Tenant as insureds, and to contain a provision to the effect that Landlord, although named as an insured, shall nevertheless be entitled to recovery under said policies for any loss occasioned to Landlord, its servants, agents and employees by reason of the acts, omissions, and/or negligence of Tenant. Prior to the Commencement Date, Tenant shall furnish a certificate or certificates of insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverage required by this Article 12, and Tenant shall obtain written obligations on the part of each insurance company to notify Landlord at least thirty (30) days prior to cancellation or material change of any such insurance. All insurance required by this Article 12 shall be primary and noncontributing with any insurance which may be carried by Landlord.

        12.7 As a part of the Monthly Payment, Tenant agrees to pay Tenant's Share of Landlord's cost of carrying fire and extended coverage insurance, business interruption insurance and general liability insurance (collectively, "insurance") on the Shopping Center. During each month of the Lease Term, Tenant shall make a monthly escrow deposit (the "Insurance Escrow Payment") with Landlord equal to one-twelfth (1/12) of Tenant's Share of the Insurance on the Shopping Center which will be due and payable for that particular year. Tenant authorizes Landloard to use the funds deposited by Tenant with Landlord under this Section 12.7 to pay the cost of the Insurance. Each monthly Insurance Escrow Payment shall be based upon Tenant's Share of the estimated Insurance for the year in question, and the monthly Insurance Escrow Payment is subject to increase or decrease as determined by Landlord to reflect an accurate monthly escrow of Tenant's Share of the estimated Insurance. The Insurance Escrow Payment account of Tenant shall be reconciled annually. If Tenant's total Insurance Escrow Payments are less than Tenant's Share of the Insurance, Tenant shall pay to Landlord upon demand the difference; if the total Insurance Escrow Payments of Tenant are more than Tenant's Share of the Insurance, Landlord shall retain such excess and credit it to Tenant's Insurance Escrow Payment account. Landlord shall not be responsible for the payment of interest on Tenant's Insurance Escrow Payment account, nor shall Landlord be required to keep the funds in such account separate from Landlord's general funds.

                                   ARTICLE 13

                       Non-Liability for Certain Damages

        13.1 Landlord and Landlord's agents and employees shall not be liable to Tenant or any other person or entity whomsoever for any injury to persons or damage to property caused by the Premises or other portions of the Shopping Center becoming out of repair or by defect in or failure of equipment, pipes or wiring, or broken glass, or by the backing up of drains, or by gas, water, steam, electricity or oil leaking, escaping or flowing into the Premises, nor shall Landlord be liable to Tenant or any other person or entity whomsoever for any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the Shopping Center or of any other persons or entities whomsoever, excepting only the negligence or willful misconduct of duly

                                                        Landlord: [SIGNATURE]
                                                                  -----------
                                                        Tenant:   [SIGNATURE]
                                                                  -----------
authorized employees and agents of Landlord (unless such negligence or misconduct is covered by insurance which Tenant is required to provide under the terms of this lease). With respect to latent or patent defects in the Premises or in the building of which the Premises forms a part, Landlord's liability shall not extent beyond one year from the date of substantial completion of the construction of the Premises, whether or not such defects are discovered within such one-year period. Tenant shall indemnify and hold Landlord harmless from any loss, cost, expense or claims arising out of such injury or damage referred to in this Article 13, cause by Tenant, Tenant's employees, or patrons.

                                   ARTICLE 14

                               Damage by Casualty

        14.1 Tenant shall give immediate written notice to Landlord of any damage caused to the Premises by fire or other casualty.

        14.2 In the event that the Premises shall be damaged or destroyed by fire or other casualty and Landlord does not elect to terminate this lease as hereinafter provided, Landlord shall proceed with reasonable diligence and at its sole cost and expense to rebuild and repair the Premises, and this lease shall continue in full force and effect. If the Premises or the portion of the Shopping Center in which the Premises are located shall (i) be destroyed or damaged materially by a casualty not covered by Landlord's insurance; or (ii) be destroyed or rendered untenantable to such an extent that in the opinion of Landlord the Premises or the Shopping Center cannot economically be rendered tenantable by a casualty covered by Landlord's insurance, or (iii) be damaged to such extent that the remaining Lease Term is not sufficient to amortize the cost of reconstruction, then Landlord may elect either to terminate this lease as hereinafter provided or to proceed to rebuild and repair the Premises.
Should Landlord elect to terminate this lease it shall give written notice of such election to Tenant within ninety (90) days after the occurrence of such casualty, and this lease shall terminate as of the date of such notice. If Landlord should not elect to terminate this lease, Landlord shall proceed with reasonable diligence and at its sole cost and expense to rebuild and repair the Premises; provided, however, that in the event any trustee, beneficiary, secured party or mortgagee under a deed of trust, security agreement or mortgage on the Shopping Center should require that the insurance proceeds be used to retire the mortgage debt, or in the event any lessor under a ground or master lease affecting the Shopping Center should terminate said lease as a result of any such casualty, Landlord shall have no obligation to rebuild and this lease shall terminate upon notice to Tenant.

        14.3 Landlord's obligation to rebuild and repair under this Article 14 shall in any event be limited to restoring the Premises to substantially the condition same were in at the Commencement Date, excluding all signs, fixtures, equipment or furniture of Tenant and any alterations, additions or improvements to the Premises made by Tenant, whether prior to or after the Commencement Date. Tenant agrees that promptly after completion of such work by Landlord, it will proceed with reasonable diligence and at its sole cost and expense to rebuild, repair and restore its signs, fixtures, furniture and equipment and any alterations, additions or improvements to the Premises made by Tenant.

        14.4 Provided that the casualty did not occur by reason of any act of neglect of Tenant or Tenant's agents, employees or contractors, during the period from the occurrence of the casualty until Landlord's repairs are completed, the Rental shall be reduced to such extent as may be fair and reasonable under the circumstances.

                                                          Landlord: [SIGNATURE]
                                                                    -----------
                                                          Tenant:   [SIGNATURE]
                                                                    -----------

                                   ARTICLE 15

                                 Eminent Domain

        15.1 If all of the Premises should be taken for any public or quasi-public use under any government law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, this lease shall terminate and the rent shall abate during the unexpired portion of this lease, effective on the date physical possession is taken by the condemning authority.

        15.2 If a portion of the Premises should be taken as aforesaid, this lease shall not terminate; however, the Rental payable hereunder during the unexpired portion of this lease shall be reduced in proportion to the area taken, effective on the date physical possession is taken by the condemning authority, and Tenant's Share shall be recalculated to reflect the useable and leasable areas of the Premises and the Shopping Center following the taking. Notwithstanding the foregoing, if after such a partial taking, Tenant does not have good access to the Premises and to the Common Area, this lease shall terminate effective on the date physical possession is taken by the condemning authority, and the rent will abate effective as of the date of termination. Following such partial taking, but subject to the availability to Landlord of the proceeds from the award for such taking, Landlord shall make all necessary repairs or alterations within the scope of Landlord's obligation as described in Section 14.3 above necessary to make the Premises an architectural whole.

        15.3 If any part of the Common Area shall be taken as aforesaid, this lease shall not terminate, nor shall the rental payable hereunder be reduced, except that either Landlord or Tenant may terminate this lease if the parking areas of the Common Area remaining following such taking plus any additional parking areas provided by Landlord in reasonable proximity to the Shopping Center shall be less than sixty percent (60%) of the parking areas of the Common Area immediately prior to the taking. Any election to terminate this lease in accordance with this provision shall be evidenced by written notice of termination delivered to the other party within thirty (30) days after the date physical possession is taken by the condemning authority.

        15.4 All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Premises or Common Area shall be property of Landlord, and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for loss of business or for the taking of Tenant's fixtures and other property if a separate award for such items is made to Tenant.


                                   ARTICLE 16

                           Assignment and Subletting

        16.1 Tenant shall not assign or in any manner transfer this lease or any estate or interest therein, or sublet the Premises or any part thereof, or grant any license, concession or other right to occupy any portion of the Premises without the prior written consent of Landlord which consent shall not be unreasonably withheld. For purposes of this Section if Tenant is a corporation, a merger or consolidation of Tenant with any other entity, or a "Change in Control" of Tenant shall constitute an assignment of this lease. A "Change in Control" of Tenant shall occur when any person who does not now own more than fifty percent (50%) of the outstanding voting securities of Tenant or more than fifty percent (50%) of the outstanding equity securities of Tenant becomes the owner of more than fifty percent (50%) of the outstanding voting securities of Tenant or more than fifty percent (50%) of the outstanding equity securities of Tenant. If Tenant is a general or limited partnership, any transfer or assignment by a general partner of Tenant of any portion of his general partnership interest in such partnership shall be deemed an assignment of this lease in violation of the terms hereof. Notwithstanding

                                                      Landlord:  [SIGNATURE]
                                                                 -----------
                                                      Tenant:    [SIGNATURE]
                                                                 -----------
the foregoing, if Tenant is a corporation, Tenant may assign this Lease or sublet the Premises for any of the then remaining portion of the unexpired Lease Term with Landlord's prior consent (which will not be unreasonably withheld), at any time during the Lease Term,

                (a) to any parent, subsidiary or affiliate corporation of Tenant; or

                (b) in the event of a merger or consolidation of Tenant, to the surviving corporation in connection with such merger or consolidation of Tenant, or to any of the subsidiaries or parents of such surviving corporation; or

                (c) in the event of a Change in Control of Tenant, to the purchaser of Tenant upon the sale of capital stock of Tenant;

        provided, however, that in any case under either (b) or (c) above:

                        i. the net assets of the proposed assignee and its guarantor, if any, shall not be less than the net assets of Tenant and Guarantor as of the date of this lease;

                        ii. such assignee shall continue to operate the business in the Premises in the same manner as Tenant and pursuant to all of the provisions of this lease;

                        iii. one or more of the principals of Tenant shall
                 remain with the operation or persons with similar competence, expertise, experience and reputation shall be in control of such assignee; and

                        iv. the Tenant and Guarantor named in this lease shall continue to remain liable under this lease for the performance of all terms, including, but not limited to the payment of rent and any other sums due under this lease.

        16.2 Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments or sublettings. Notwithstanding any assignment or subletting, Tenant and Guarantor shall at all times remain fully responsible and liable for the payment of the rental herein specified and for compliance with all of Tenant's other obligations under this lease.

        16.3 If Landlord consents to any subletting or assignment by Tenant, and subsequently any category of rent received by Tenant under any such sublease is in excess of the same category of rent payable to Landlord under this lease, or any additional consideration is paid to Tenant by the assignee under any such assignment, Landlord may, at its option, either (1) declare such excess rent under any sublease or such additional consideration for any assignment to be due and payable by Tenant to Landlord as additional rent hereunder, or (2) cancel this lease and at Landlord's option, enter into a lease directly with such assignee or subtenant, without liability to Tenant.

        16.4 In the event Tenant requests Landlord's consent to an assignment of this lease or a subletting of the Premises, Landlord shall have the right, at Landlord's sole option, to terminate this lease as to the Premises (or portion thereof which Tenant proposes to sublease), and the right to enter into a lease directly with the proposed assignee of subtenant. Landlord shall have thirty (30) days after the date Tenant notifies Landlord that Tenant desires to assign this lease or sublet the Premises to notify Tenant of Landlord's election to
                                                  Landlord: [SIGNATURE]
                                                            -------------
                                                  Tenant:   [SIGNATURE]
                                                            --------------
                                       13
terminate, and if applicable, to enter into such a new lease. Tenant shall cooperate with Landlord to effect any such new lease.

        16.5 Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Shopping Center and the Premises, and in such event and upon assumption by the transferee of Landlord's obligations under this lease (any such transferee to have the benefit of, and be subject to, the provisions of this lease), no further liability or obligation shall thereafter accrue against Landlord hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for performance of such obligations.

        16.6 Tenant shall not mortgage, pledge or otherwise encumber its interest in this lease or in the Premises.

        16.7 Landlord may charge a reasonable fee for processing any request by Tenant for an assignment or sublease of the Premises. Acceptance of such fee by Landlord shall not be deemed Landlord's consent to any such action.

        16.8 In the event Tenant assigns this lease or sublets the Premises with Landlord's consent as provided herein, any option then held by Tenant (such as an option to renew this lease or to expand the size of the Premises) shall terminate automatically concurrently with the assignment or sublease.

                                   ARTICLE 17

                                 Property Taxes

        17.1 Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Premises. If any such taxes are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

        17.2 Tenant shall pay Tenant's Share of all taxes, assessments and governmental charges of any kind and nature whatsoever (collectively referred to as the "Taxes"), levied or assessed against the Shopping Center, or against the rental or other sums payable by Tenant to Landlord hereunder, whether presently being charged or subsequently created. During each month of the Lease Term, Tenant shall pay to Landlord as a part of the Monthly Payment an amount (a "Tax Escrow Payment") equal to one-twelfth (1/12) of Tenant's Share of the Taxes due and payable for that particular year. Tenant authorizes Landlord to use the funds deposited by it with Landlord under this Section 17.2 to pay the Taxes. The amount of the initial monthly Tax Escrow Payment will be that amount set out in the Basic Lease Information. The monthly Tax Escrow Payment is based upon Tenant's Share of the estimated Taxes for the year in question, and the monthly Tax Escrow Payment is subject to increase or decrease as determined by Landlord to reflect an accurate escrow of Tenant's Share of the estimated Taxes. The Tax Escrow Payment account of Tenant shall be reconciled annually. If Tenant's total Tax Escrow Payments are less than Tenant's Share of the actual Taxes, Tenant shall pay to Landlord upon demand the difference. If the total Tax Escrow Payments of Tenant are more than Tenant's Share of the actual Taxes, Landlord shall retain such excess and credit it to Tenant's Tax Escrow Payment account. Landlord shall not be responsible for the payment of interest on Tenant's Tax Escrow Payment account, nor shall Landlord be required to keep the funds in such account separate from Landlord's general funds. Landlord may elect to contest the value of the Shopping Center as assessed by any taxing authority, and in such event the costs incurred by Landlord in connection with

                                                  Landlord:  [SIGNATURE]
                                                             -----------
                                                  Tenant:    [SIGNATURE]
                                                             -----------
such contest shall be included within the term "Taxes" for purposes of this
Section 17.2, and Tenant shall pay Tenant's Share of the cost of such contest.

        17.3 If Tenant should fail to pay any taxes, assessments, or governmental charges required to be paid by Tenant hereunder (including Tenant's Tax Escrow Payments), in addition to any remedies provided herein, Landlord may, if Landlord so elects, pay such taxes, assessments, and governmental charges. Any sums so paid by Landlord shall be deemed to be so much additional rental owing by Tenant to Landlord and due and payable upon demand as additional rental plus interest at the lesser of the rate of eighteen percent (18%) per annum or the highest rate permitted by law from the date of payment by Landlord until repaid by Tenant.

        17.4 If at any time during the Lease Term, the present method of taxation shall be changed so that in lieu of the whole or any part of the Taxes, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents or the present or any future building or buildings on the Shopping Center, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof.

        17.5 Any payment to be made pursuant to this Article 17 with respect to the real estate tax year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full tax year as that part of such tax year covered by the term of this lease bears to a full tax year.

                                   ARTICLE 18

                         Default by Tenant and Remedies

        18.1 The following events shall be deemed to be events of default by Tenant under this lease:

              (a) Tenant shall fail to pay when due any installment of rental or any sum payable by Tenant under this lease.

              (b) Tenant shall fail to comply with any other term, provision or covenant of this lease, and shall not cure such failure within ten (10) days after written notice thereof to Tenant; provided, however, that if the failure to cure is of such a nature that it cannot reasonably be cured within said ten-day period, Tenant shall not be deemed in default so long at Tenant commences curing such failure within said ten-day period, and diligently prosecutes same to completion.

              (c) Tenant or Guarantor shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

              (d) Tenant or Guarantor shall file a petition under any section or chapter of any applicable federal or state bankruptcy or insolvency law; or Tenant or Guarantor shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or Guarantor; or Tenant or Guarantor shall admit that it cannot meet it financial obligations as they become due. For additional provisions regarding the bankruptcy of Tenant see Article 25.

              (e) A receiver or trustee shall be appointed for the Premises or for all or substantially all of the assets of Tenant or Guarantor.


                                               Landlord: [SIGNATURE]
                                                         -----------
                                               Tenant:   [SIGNATURE]
                                                         -----------

                (f) Tenant shall abandon any portion of the Premises. For purposes of this lease, Tenant shall be deemed to have abandoned the Premises if Tenant fails to utilize the Premises for the purpose permitted herein for ten (10) or more consecutive days.

                (g) Tenant shall do or permit to be done anything which creates a lien upon the Premises. Tenant shall have a reasonable period of time to dispute an obligation giving rise to a lien after which time if lien is not remedied Tenant shall be in default.

                (h) The business operated by Tenant shall be closed for failure to pay any state sales tax as required or for any other reason.

        18.2 Upon the occurrence of any event of default specified in this lease, Landlord shall have the option to pursue any and all remedies which Landlord then may have hereunder or at law or in equity, including, without limitation, any one or more of the following, in each case, without any notice or demand whatsoever:

                (a) Terminate this lease by notice in writing to Tenant in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in rent, enter upon and take possession of the Premises, by any lawful means, including by picking or changing locks if necessary, and lock out, expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim for damages therefor; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including the following:

                        (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

                        (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss which Tenant proves could have been reasonably avoided; plus

                        (iii) the worth at the time of award of the amount by
                which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                        (iv) any other amount, including court costs, expenses of repossessing the Premises and expenses of restoring the Premises to a good condition of repair, necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this lease or which in the ordinary course of things would be likely to result therefrom;

                        (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law; and

                        (vi) all reasonable attorneys' fees incurred by Landlord relating to the default and termination of this lease plus interest on all sums due Landlord by Tenant at the highest rate allowed by law or, if there is no such highest rate, at five percent (5%) per annum above the rate identified in the Wall Street Journal under the caption "Money Rates" as the "prime" or "base" rate on corporate loans at large United States money center commercial banks.

                As used in subparagraphs (i) and (ii) above, the "worth at the time of award" is to be computed by allowing interest at the highest rate

                                                          Landlord: [SIGNATURE]
                                                          Tenant:   [SIGNATURE]
                allowed by law, or if there is no such highest rate, at the rate specified in subparagraph (vi) above.

                As used in subparagraph (iii) above, the "worth at the time of award" is to be computed by discounting such amount at the discount rate of the Federal Reserve Bank of New York at the time of the award plus one percent (1%).

                The term "rent" as used herein shall be deemed to be and to mean the Rental, the Insurance Escrow Payment, the Tax Escrow Payment, the Common Area Maintenance Charge and all other sums required to be paid by Tenant pursuant to the terms of this lease.

                (b) Enter upon and take possession of the Premises by any lawful means, including by picking or changing locks if necessary, and lock out, expel or remove Tenant and any other person who may be occupying the Premises or any part thereof without being liable for prosecution or any claim for damages therefor, and if Landlord so elects, relet all or any part of the Premises on such terms as Landlord shall deem advisable and receive the rent therefor, and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting for the remainder of the Lease Term or any extension thereof (if the event of default occurs during such extension term). Tenant shall be liable immediately to Landlord for all costs Landlord incurs in repossessing and reletting the Premises, including, without limitation, brokers' commissions, reasonable attorneys' fees incurred in connection with the reletting and in connection with Tenant's default hereunder, expenses of repairing, altering and remodeling the Premises required by the reletting, and like costs. In no event shall Tenant be entitled to receive any excess in the rental received by Landlord following a reletting over the amounts owed by Tenant to Landlord hereunder.

                (c) Enter upon the Premises by any lawful means, including by picking or changing locks if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus affecting compliance with Tenant's obligations under this lease (including reasonable attorneys' fees), and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action.

        18.3 No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this lease, unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter elect to terminate this lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or default. No payment by Tenant or receipt by Landlord of any amount less than the amounts due by Tenant hereunder shall be deemed to be other than on account of the amounts due by Tenant hereunder, nor shall any endorsement or statement on any check or document accompanying any payment be deemed an accord and satisfaction.

        18.4 In the event of termination or repossession of the Premises for an event of default, Landlord shall attempt to relet the Premises, or any portion thereof, or to collect rental after


                                                      Landlord:  [SIGNATURE]
                                                                 -----------
                                                      Tenant:    [SIGNATURE]
                                                                 -----------
reletting; and in the event of reletting, Landlord may relet the whole or any portion of the Premises for any period, to any tenant, and for any use and purpose.

        18.5 If Tenant should fail to make any payment or cure any default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the Premises for such purpose), and thereupon Tenant shall be obligated to, and hereby agrees, to pay Landlord, upon demand, all costs, expenses and disbursements (including reasonable attorneys' fees) incurred by Landlord in taking such remedial action.

        18.6 Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty-day period and thereafter diligently prosecute the same to completion. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. To the extent permitted by applicable law, Tenant hereby waives the provisions of Section 91.004(b) of the Texas Property Code (or any successor thereto), and any other laws which may grant to Tenant a lien upon any of Landlord's property or upon any rental due to Landlord). All obligations of Landlord hereunder will be binding upon Landlord only during the period of its ownership of the Shopping Center and not thereafter. The term "Landlord" shall mean only the owner, for the time being, of the Shopping Center, and in the event of the transfer by such owner of its interest in the Shopping Center, such owner shall thereupon be released and discharged from all covenants and obligations of Landlord thereafter accruing, but such covenants and obligations shall be binding during the Lease Term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, Landlord shall not have any personal liability hereunder whatsoever for any damages, consequential or otherwise, and Tenant shall not be entitled to recover any personal or money judgment against Landlord or any of the persons comprising Landlord for any reason.

        18.7 In the event that Landlord shall have taken possession of the Premises pursuant to the authority herein granted, then Landlord shall have the right to keep in place and use all of the furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by a lessor thereof or third party having a lien thereon. Landlord shall also have the right to remove from the Premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) all or any portion of such furniture, fixtures, equipment and other property located thereon and place same in storage at any premises within the County in which the Premises are located; and in such event, Tenant shall be liable to Landlord for costs incurred by Landlord in connection with such removal and storage and shall indemnify and hold Landlord harmless from all loss, damage, cost, expense and liability in connection with such removal and storage. Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument represented to Landlord by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity of said instrument's copy of Tenant's or Tenant's predecessor's signature thereon and without the necessity of Landlord's making any nature of

                                                      Landlord:  [SIGNATURE]
                                                                 -----------
                                                      Tenant:    [SIGNATURE]
                                                                 -----------
investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act; and Tenant agrees to indemnify and hold Landlord harmless from all cost, expense, loss, damage and liability incident to Landlord's relinquishment of possession of all or any portion of such furniture, fixtures, equipment or other property to Claimant. The rights of Landlord herein stated shall be in addition to any and all other rights which Landlord has or may hereafter have at law or in equity; and Tenant stipulates and agrees that the rights herein granted Landlord are commercially reasonable.

        18.8 The provisions of this Article 18 shall supersede Section 93.002 of the Texas Property Code (or any successor to such statute).

        18.9 If Landlord is obligated to notify Tenant of any failure (monetary or nonmonetary) to comply with the provisions of this lease, such obligation shall terminate following the second such notice delivered to Tenant within any twelve (12) month period during the Lease Term.


                                   ARTICLE 19

                                Landlord's Lien

        19.1 TO SECURE THE PAYMENT OF ALL RENTAL AND OTHER SUMS OF MONEY DUE AND TO BECOME DUE HEREUNDER AND THE FAITHFUL PERFORMANCE OF THIS LEASE BY TENANT, TENANT HEREBY GIVES TO LANDLORD AN EXPRESS FIRST AND PRIOR CONTRACT LIEN AND SECURITY INTEREST ON ALL PROPERTY OF TENANT, INCLUDING BUT NOT LIMITED TO ALL FIXTURES, MACHINERY, EQUIPMENT, FURNISHINGS, INVENTORY AND OTHER ARTICLES OF PERSONAL PROPERTY, NOW OR HEREAFTER PLACED IN OR UPON THE PREMISES, AND ALSO UPON ALL PROCEEDS OF ANY INSURANCE WHICH MAY ACCRUE TO TENANT BY REASON OF DESTRUCTION OF OR DAMAGE TO ANY SUCH PROPERTY. SUCH PROPERTY SHALL NOT BE REMOVED THEREFROM WITHOUT THE WRITTEN CONSENT OF LANDLORD UNTIL ALL RENTAL AND OTHER SUMS OF MONEY THEN DUE TO LANDLORD HEREUNDER SHALL FIRST HAVE BEEN PAID. ALL EXEMPTION LAWS ARE HEREBY WAIVED IN FAVOR OF SAID LIEN AND SECURITY INTEREST. THIS LIEN AND SECURITY INTEREST IS GIVEN IN ADDITION TO THE LANDLORD'S STATUTORY LIEN AND SHALL BE CUMULATIVE THERETO. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THIS LIEN MAY BE FORECLOSED WITH OR WITHOUT COURT PROCEEDINGS BY PUBLIC OR PRIVATE SALE; PROVIDED, HOWEVER, THAT LANDLORD SHALL GIVE TENANT AT LEAST FIFTEEN (15) DAYS NOTICE OF THE TIME AND PLACE OF SAID SALE, AND LANDLORD SHALL HAVE THE RIGHT TO BECOME THE PURCHASER, UPON BEING THE HIGHEST BIDDER AT SUCH SALE. CONTEMPORANEOUS WITH THE EXECUTION OF THIS LEASE (AND IF REQUESTED HEREAFTER BY LANDLORD), TENANT SHALL EXECUTE AND DELIVER TO LANDLORD UNIFORM COMMERCIAL CODE FINANCING STATEMENTS IN SUFFICIENT FORM SO THAT WHEN PROPERLY FILED, THE SECURITY INTEREST HEREBY GIVEN SHALL THEREUPON BE PERFECTED. LANDLORD MAY FILE A COPY OF THIS LEASE AS A FINANCING STATEMENT.
IF REQUESTED HEREAFTER BY LANDLORD, TENANT SHALL ALSO EXECUTE AND DELIVER TO LANDLORD UNIFORM COMMERCIAL CODE FINANCING STATEMENT CHANGE INSTRUMENTS IN SUFFICIENT FORM TO REFLECT ANY PROPER AMENDMENT OR MODIFICATION IN OR EXTENSION OF THE AFORESAID CONTRACT LIEN AND SECURITY INTEREST HEREBY GRANTED. LANDLORD SHALL, IN ADDITION TO ALL OF ITS RIGHTS HEREUNDER, ALSO HAVE ALL OF THE RIGHTS AND REMEDIES OF A SECURED PARTY UNDER THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE STATE IN WHICH THE PREMISES ARE LOCATED.


                                   ARTICLE 20

                                  Holding Over

        20.1 In the event Tenant remains in possession of the Premises after the expiration of this lease and without the execution of a new lease, it shall be deemed to be occupying the Premises as a tenant from month to month at a rental equal to the Rental herein provided plus one hundred percent (100%) of such amount and otherwise subject to all the conditions, provisions and obligations of this lease insofar as the same are applicable to a month to month tenancy.

                                                           Landlord: [SIGNATURE]
                                                                     -----------
                                                           Tenant:   [SIGNATURE]
                                                                     -----------

                                   ARTICLE 21

                                 Subordination

        21.1 This lease and leasehold estate created hereby are and shall be, at the option and upon written declaration of Landlord, subject, subordinate and inferior to any deeds of trust, mortgages or other instruments of security, as well as to any ground leases, master leases or primary leases, that now or hereafter cover all or any part of the Premises, the Shopping Center, or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, extensions and replacements thereof. Landlord hereby expressly reserves the right, at its option and declaration, to place liens, encumbrances, ground leases and master or primary leases on and against the Premises, the Shopping Center, and/or any part thereof and/or any interest of Landlord therein, superior in effect to this lease and the estate created hereby. To further assure the foregoing subordination, Tenant shall, upon Landlord's request, together with the request of any mortgagee or beneficiary under any such deed of trust or mortgage, or of any lessor under any such ground lease, master lease or primary lease, execute any instrument (including without limitation an amendment to this lease that does not materially and adversely affect Tenant's rights or duties under this lease) or instruments intended to subordinate this lease or to evidence the subordination of this lease to any such mortgage, deed of trust or lease, Tenant hereby constitutes and appoints Landlord Tenant's attorney-in-fact to execute any such instrument for and on behalf of Tenant.

        21.2 In the event of the enforcement by the trustee or the beneficiary or mortgage note holder under or with respect to any such mortgage, deed of trust or other security instrument of the remedies provided for by law or by such mortgage, deed of trust or other security instrument, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, attorn to and automatically become the tenant of such successor in interest without change in the terms or other provisions of this lease (Tenant hereby waiving any right Tenant may have to terminate this lease or to surrender possession of the Premises), and this lease shall continue in full force and effect; provided, however, that such successor in interest shall not be bound by (i) any payment of rent or additional rent for more than one month in advance except prepayments in the nature of security for the performance by Tenant of its obligations under this lease or (ii) any amendment or modification of this lease made without the written consent of such trustee, beneficiary, mortgage note holder or successor in interest. Upon request by such successor in interest, Tenant shall execute and deliver an instrument confirming the attornment herein provided for.

        21.3 In the event of the termination of any ground lease, master lease or primary lease, the landlord under any of same has the right to terminate this lease or may elect to continue this lease in full force and effect as a direct lease between such landlord and Tenant. In the event such landlord elects to continue this lease, Tenant shall attorn to such landlord (Tenant hereby waiving any right Tenant may have to terminate this lease or to surrender possession of the Premises), and this lease shall continue in full force and effect. Upon the request of such landlord, Tenant shall execute and deliver to such landlord a recordable instrument of attornment.

        21.4 Landlord shall avail itself of the terms of this Article 21 in a good faith manner and shall not use it for the purpose of attempting to terminate Tenant's leasehold interest. At Tenant's request, Landlord shall use reasonable efforts to obtain a nondisturbance agreement from any party to whom Landlord may in the future give a lien or mortgage upon the Premises, the Shopping Center and/or any part thereof and/or any interest of Landlord therein.


                                                          Landlord:  [SIGNATURE]
                                                                     -----------
                                                          Tenant:    [SIGNATURE]
                                                                     -----------

        21.5 Tenant agrees to furnish from time to time when requested by Landlord, the holder of any deed of trust, mortgage or other security instrument, the lessor under any ground lease covering all or any part of the Shopping Center or the Premises or any interest of Landlord therein or any prospective purchaser of the Shopping Center, a certificate signed by Tenant confirming and containing such factual certifications and representations deemed appropriate by Landlord, the holder of any deed of trust, mortgage or other security instrument, the lessor under any ground lease covering all or any part of the Shopping Center or the Premises or any interest of Landlord therein or any prospective purchaser of the Shopping Center, and Tenant shall, within ten (10) days following receipt of said proposed certificate from Landlord, return a fully executed copy of said certificate to Landlord. In the event Tenant shall fail to return a fully executed copy of such certificate to Landlord within the foregoing ten-day period, then Tenant shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate.

                                   ARTICLE 22

                                    Notices

        22.1 Wherever any notice is required or permitted hereunder, such notice shall be in writing. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States mail, postage prepaid, certified mail, return receipt requested, addressed to the parties hereto at the respective addresses set out in the Basic Lease Information, or at such other addresses as they may have hereafter specified by written notice.

        22.2 If and when included within the term "Tenant" as used in this instrument there are more than one person, firm or corporation, all shall arrange among themselves for their joint execution of such notices specifying some individual at some specific address for the receipt of notices and payments to Tenant. All parties included with term "Tenant" shall be bound by notices and payments given in accordance with the provisions of this Article to the same effect as if each had received such notice or payment.

                                   ARTICLE 23

                              Right of Relocation

                                   ARTICLE 24

                            Bankruptcy or Insolvency

        24.1 If a petition is filed by, or an order for relief is entered against, Tenant under Chapter 7 of the United States Bankruptcy Code (the "Code") and the trustee of Tenant elects to assume this lease for the purpose of assigning it, the election or assignment, or both, may be made only if all of the terms and conditions of Sections 24.2 and 24.3 are satisfied. If the trustee fails to elect to assume this Lease for the purpose of assigning it within sixty (60) days after his appointment, this lease will be deemed to have been rejected. Landlord shall then immediately be entitled to possession of the Premises without further obligation to Tenant or the trustee, and this lease will be cancelled. Landlord's right to be compensated for damages in the bankruptcy proceeding, however, shall survive.

        24.2 If Tenant files a petition for reorganization under Chapters 11 or 13 of the Code or a proceeding that is filed by or against Tenant under any other chapter of the Code is converted to a Chapter 11 or 13 proceeding and Tenant's trustee or Tenant as a debtor-in-possession fails to assume this lease within sixty (60) days from the date of the filing of the petition or the conversion, the trustee or the debtor-in-possession will be deemed to have rejected this lease. To be effective, an election to assume this lease must be in writing and addressed to Landlord and, in Landlord's business judgment, all of the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied:

                (a) The trustee or the debtor-in-possession has cured or has provided to Landlord adequate assurance, as defined in this section, that:

                        (i) The trustee will cure all monetary defaults under this lease within ten (10) days from the date of the assumption; and

                        (ii) The trustee will cure all nonmonetary defaults under this lease within thirty (30) days from the date of the assumption.

                (b) The trustee or the debtor-in-possession has compensated Landlord, or has provided to Landlord adequate assurance, as defined in this section, that within ten (10) days from the date of the assumption Landlord will be compensated for any pecuniary loss Landlord incurred arising from the default of Tenant, the trustee, or the debtor-in-possession as recited in Landlord's written statement of pecuniary loss sent to the trustee or the debtor-in-possession.

                (c) The trustee or the debtor-in-possession has provided Landlord with adequate assurance of the future performance of each of Tenant's obligations under this Lease; provided, however, that:

                        (i) The trustee or debtor-in-possession will also deposit with Landlord, as security for the timely payment of rental, an amount equal to three months' Monthly Payment and other monetary charges accruing under this lease.

                        (ii) From and after the date of the assumption of this lease, the trustee or debtor-in-possession will pay when due each Monthly Payment due hereunder.

                        (iii) The obligations imposed upon the trustee or the debtor-in-possession will continue for Tenant after the completion of bankruptcy proceedings.

                (d) Landlord has determined that the assumption of this lease will not breach any provision in any other lease, mortgage, financing agreement, or other agreement by which Landlord is bound relating to the Premises.

                (e) For purposes of this Section, "adequate assurance" means that:

                        (i) Landlord will determine that the trustee or the debtor-in-possession has, and will continue to have, sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the trustee or the debtor-in-possession will have sufficient funds to fulfill Tenant's obligations under this lease and to keep the Premises stocked with merchandise and properly staffed with sufficient employees to conduct a fully operational, actively promoted business on the Premises; and

                        (ii) An order will have been entered segregating sufficient cash payable to Landlord and/or a valid and perfected first lien and security interest will have been granted in property of Tenant, trustee, or debtor-in-possession that is acceptable for value and kind to Landlord, to secure to Landlord the obligation of the trustee or debtor-in-possession to cure the monetary or nonmonetary defaults under this lease within the time periods set forth above.

        24.3 In the event that this lease is assumed by a trustee appointed for Tenant or by Tenant as debtor-in-possession under the provisions of Section
24.2 and, thereafter, Tenant is either adjudicated a bankrupt or files a subsequent petition for arrangement under Chapter 11 of the Code, then Landlord may terminate, at its option, this lease and all Tenant's rights under it, by giving written notice of Landlord's election to terminate.

        24.4 If the trustee or the debtor-in-possession has assumed this lease, under the terms of Sections 24.1 or 24.2, to assign or to elect to assign Tenant's interest under this lease or the estate created by that interest to any other person, that interest or estate may be assigned only if Landlord acknowledges in writing that the intended assignee has provided adequate assurance, as defined in this Section 24.4, of future performance of all of the terms, covenants, and conditions of this lease to be performed by Tenant.

                For the purposes of this Section, adequate assurance of future performance means that Landlord has ascertained that each of the following conditions have been satisfied:

                (a) The assignee has submitted a current financial statement, audited by a certified public accountant, that shows a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by the assignee of Tenant's obligation under this lease;

                                                      Landlord:  [SIGNATURE]
                                                                 -----------
                                                      Tenant:    [SIGNATURE]
                                                                 -----------

                (b) If requested by Landlord, the assignee will obtain guarantees, in form and substance satisfactory to Landlord, from one or more persons who satisfy Landlord's standards of creditworthiness; and

                (c) Landlord has obtained all contents or waivers from any third party required under any lease, mortgage, financing arrangement, or other agreement by which Landlord is bound, to enable Landlord to permit the assignment.

        24.5 When, pursuant to the Code, the trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the Premises, the charges will not be less than the Monthly Payment then required to be paid by Tenant hereunder.

        24.6 Neither Tenant's interest in this lease nor any estate of Tenant created in this lease will pass to any trustee, receiver, or assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant, unless Landlord consents in writing to this transfer. Landlord's acceptance of rental or any other payments from any trustee, receiver, assignee, person, or other entity will not be deemed to have waived, or waive, the need to obtain Landlord's consent or Landlord's right to terminate this lease for any transfer of Tenant's interest under this lease without that consent.

                                   ARTICLE 25

                                 Miscellaneous

        25.1 Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between parties hereof, it being understood and agreed that neither the method of computation of rental, nor any other provisions contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant. Whenever herein the singular number is used, the same shall include the plural, and words of any gender shall include each other gender.

        25.2 The captions used herein are for convenience only and do not limit or amplify the provisions hereof.

        25.3 One or more waivers of any covenant, term or condition of this lease by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

        25.4 Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord. At any time when there is outstanding a mortgage, deed of trust or similar security instrument covering Landlord's interest in the Premises, and Tenant is given written notice thereof, including the address of the holder of the indebtedness secured thereby, Tenant may not exercise any remedies for default by Landlord hereunder unless and until the holder of the indebtedness secured by such


                                                      Landlord:  [SIGNATURE]
                                                                 -----------
                                                      Tenant:    [SIGNATURE]
                                                                 -----------
mortgage, deed of trust or similar security instrument shall have received written notice of such default and a reasonable time for during such default shall thereafter have elapsed.

        25.5 Tenant shall peaceably and quietly hold and enjoy the Premises for the Lease Term, without hindrance from Landlord or Landlord's successors or assigns subject to (i) the terms and conditions of this lease, including the performance by Tenant of all of the terms and conditions of this lease to be performed by Tenant, including the payment of rent and other amounts due hereunder, and (ii) actions and claims of any person or entity holding superior title to that of Landlord, including, but not by way of limitation, any person or entity who holds an interest in the Premises to which the leasehold interests created by this lease is subordinate.

        25.6 This lease contains the entire agreement between the parties, and no agreement shall be effective to change, modify or terminate this lease in whole or in part unless such agreement is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought.

        25.7 Tenant warrants that it has had no dealing with any broker or agent in connection with the negotiation or execution of this lease other than Landlord's broker, if any. In the event any agent or broker other than Landlord's broker, if any, shall make a claim for a commission or fee, Tenant shall be responsible for payment thereof and hereby indemnifies and holds Landlord harmless from such claim for commission or fees.

        25.8 If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the Lease Term, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

        25.9 The terms, provisions and covenants contained in this lease shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors in interest and legal representatives except as otherwise herein expressly provided.

        25.10 In order to induce Landlord to execute this lease, Tenant agrees that Landlord may, at its option, at the time of the execution of this lease or at any time during the term hereof, require a guaranty of the obligations of Tenant hereunder by Guarantors, which guaranty shall be in the form attached hereto as Exhibit E.

        25.11 Notwithstanding anything contained in this lease to the contrary, Landlord does not warrant or represent that the Premises contains any particular number of square feet, and the Rental specified in this lease shall not vary based upon the actual number of square feet contained in the Premises.

        25.12 Landlord reserves the right to change the name of the Shopping Center.

        25.13 In the event that any action or proceeding is brought to enforce any term, covenant or condition of this lease on the part of Landlord or Tenant, the prevailing party in such action or proceeding shall be entitled to reasonable attorney's fees to be fixed by the court in such action or proceeding.

        25.14 The submission of this lease to Tenant for examination does not constitute an offer, reservation or option in favor of Tenant, and Tenant shall


                                                          Landlord:  [SIGNATURE]
                                                                     -----------
                                                          Tenant:    [SIGNATURE]
                                                                     -----------
have no rights with respect to this lease or the Premises unless and until Landlord shall execute a copy of this lease and deliver the same to Tenant.

        25.15 This lease shall be subject to any and all easements, rights-of-way, covenants, liens, conditions, restrictions, outstanding mineral interest and royalty interests, if any, relating to the Premises, to the extent, and only to the extent, same still may be in force and effect and either shown of record in the Office of the County Clerk of Bexar County, Texas or apparent on the Premises.

        25.16 This lease has been executed in the State of Texas and shall be governed in all respects by the laws of the State of Texas. It is the intent of Landlord and Tenant to conform strictly to all applicable state and federal usury laws. All agreements between Landlord and Tenant, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever shall the amount contracted for, charged or received by Landlord for the use, forbearance or detention of money hereunder exceed the maximum amount which Landlord is legally entitled to contract for, charge or collect under applicable state or federal law. If, from any circumstance whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be automatically reduced to the limit of such validity, and if from any such circumstance, Landlord shall ever receive as interest or otherwise an amount in excess of the maximum that can be legally collected, then such amount which would be excessive interest shall be applied to the reduction of the rental due hereunder; and if such amount which would be excessive interest exceed the rental due hereunder, then such additional amount shall be refunded to Tenant.

        25.17 Tenant shall not bring or permit to remain on the Premises any asbestos, petroleum or petroleum products, explosives, toxic materials, or substances defined as hazardous wastes, hazardous materials, or hazardous substances under any federal, state, or local law or regulation ("Hazardous Materials"), except ordinary products commonly used in connection with the Permitted Use and stored in the usual manner and quantities. Tenant's violation of the foregoing prohibition shall constitute a material breach and default hereunder and Tenant shall indemnify, hold harmless and defend Landlord from and against any claims, damages, penalties, liabilities, and costs (including reasonable attorneys' fees and court costs) caused by or arising out of (i) a violation of the foregoing prohibition or (ii) the presence or any release of any Hazardous Materials on, under, or about the Premises during Tenant's occupancy or control of the Premises. Tenant shall clean up, remove, remedied and repair any soil or ground water contamination and damage caused by the presence and any release of any Hazardous Materials in, on, under, or about the Premises during Tenant's occupancy of the Premises in conformance with the requirements of applicable law. Tenant shall immediately give Landlord written notice of any suspected breach of this Section, upon learning of the presence or any release of any Hazardous Materials, and upon receiving any notices from governmental agencies pertaining to Hazardous Materials which may affect the Premises. The obligations of Tenant hereunder shall survive the expiration or earlier termination, for any reason, of this lease.

        25.18  TENANT HEREBY REPRESENTS AND WARRANTS THAT (i) TENANT IS NOT IN
A SIGNIFICANTLY DISPARATE BARGAINING POSITION WITH LANDLORD; (ii) TENANT IS REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED
BY THIS LEASE (AND TENANT'S LEGAL COUNSEL EXECUTES THIS LEASE TO CONFIRM SUCH REPRESENTATION) AND (iii) THE PREMISES WHICH IS THE SUBJECT OF THIS LEASE IS
NOT A FAMILY RESIDENCE OCCUPIED OR TO BE OCCUPIED AS TENANT'S RESIDENCE, AND TENANT HEREBY WAIVES ANY CLAIM IT MAY NOW HAVE OR WHICH ARISES IN THE FUTURE AGAINST LANDLORD, AND LANDLORD'S EMPLOYEES, AGENTS, REPRESENTATIVES, SUCCESSORS AND ASSIGNS UNDER THE PROVISIONS OF THE TEXAS BUSINESS AND COMMERCE CODE SECTION 17.41, ET. SEQ., OTHER THAN SECTION 17.555, WHICH RELATES, IN WHOLE OR

                                                           Landlord: [SIGNATURE]
                                                                     -----------
                                                           Tenant:   [SIGNATURE]
                                                                     -----------

IN PART, TO THIS LEASE, THE PREMISES THAT IS THE SUBJECT OF THIS LEASE, OR ANY TRANSACTION BETWEEN THE PARTIES HERETO RELATING TO OR ARISING OUT OF THIS LEASE.

        25.19 Tenant shall not file this lease, or a memorandum hereof, in the real property records of the county in which the shopping center is located without the prior written consent of Landlord.

        25.20 Landlord and Tenant acknowledge that during the term of this lease, the Americans With Disabilities Act, 42 U.S.C.A. Section 12101 et seq. (the "Act"), may require modifications to the Premises and to the Common Area. With respect to the Act, Landlord and Tenant agree as follows:

        (a) Tenant shall notify Landlord in the event that the Act requires any alterations or modifications to the Premises in order to accommodate any employee of Tenant or any applicant for employment with Tenant or by reason of any proposed alterations or modifications to the Premises or for any other reason. Tenant shall be responsible for, and expressly agrees to pay (or reimburse Landlord) for the cost of any such alterations and modifications. All alterations and modifications to the Premises shall be done in a good and workmanlike manner and in accordance with the provisions of Article 8 above, and with plans and specifications approved in writing by Landlord.

        (b) Landlord shall make all modifications to the Common Area required in order to bring said Common Area in compliance with the Act, as same may be modified from time to time. The cost of such modifications shall be amortized upon such reasonable basis as Landlord may elect, and Tenant shall pay Tenant's proportionate share of such cost as a portion of the Common Area Maintenance Charge.

        (c) Tenant agrees to indemnify and hold harmless Landlord from and against any and all fines, suits, claims, demands, losses and actions (including attorneys' fees and costs and court costs) arising out of or related to Tenant's failure to perform any of its obligations under this Section 25.20.


                                   ARTICLE 26

                            Exhibits and Attachments

        26.1 All exhibits and attachments, riders and addenda referred to in this lease or in the Basic Lease Information and the exhibits listed hereinbelow and attached hereto are incorporated into this lease and made a part hereof for all intents and purposes as if fully set out herein. All capitalized terms used in such documents shall, unless otherwise defined therein, have the same meanings as are set forth herein.

        Exhibit A - Plan of Shopping Center
        Exhibit B - Legal Description of Shopping Center
        Exhibit C - Confirmation of Commencement Date
        Exhibit D - Leasehold Improvements
        Exhibit E - Lease Guaranty
        Exhibit F - Renewal Option
        Exhibit G - Sign Criteria
        Exhibit H -



                                                          Landlord:  [SIGNATURE]
                                                                     -----------
                                                          Tenant:    [SIGNATURE]
                                                                     -----------

        Executed on the dates set forth below,

                        LANDLORD:

                        Murray Income Properties I, LTD.

                        By: Murray Realty Investors VIII, Inc.

Date:            8-1-95              By: /s/ Brent Buck
     ------------------------------     ------------------------------------
                                        Brent Buck, Executive Vice President

                        TENANT:         Brent Buck

                        Razmiko's Ltd by Gastronome, Inc., the GP
                        ----------------------------------------------------

Date:            7-28-95             By: /s/ Wm. R. Mallory, Jr.
     ------------------------------     ------------------------------------
                        Name:  Wm. R. Mallory, Jr.
                               ----------------------
                        Title: Pres.
                               ----------------------
                               William R. Mallory, Jr.

                                   EXHIBIT A

                              CASTLE OAKS VILLAGE





                       [GRAPHICS OF CASTLE OAKS VILLAGE]

                                  EXHIBIT "B"

                       Lot 15 Castle Mills City Block 219
                       Castle Mills, Bexar County, Texas


                                   [DIAGRAM]


Tract I (Fee Estate)

Field notes of a 3.138 acre tract of land or 136691 square feet, situated in the City of Castle Hills, Dexter County, Texas, being Lot 15, Castle Hills City Block 219, County Block 5778, Slimp Subdivision, Plot recorded in Volume 9505 Page 30, Plot Records of Bexar County, Texas, and being more particularly described by meter and bounds as follows:

Beginning at an iron pin, set at the beginning of a curve in the southwest right-of-way line of Lockhill-Selma Road at its intersection with the north-west right-of-way line of West Avenue.

Thence Southerly along the arc of said curve to the right having a radius of 15,00 and a central angle of 89 degrees 45 minutes 35 seconds, a distance of
23.50 feet to an iron pin set for the end of said curve in the northwest right-of-way line of West Avenue.

Thence 5.41 degrees 34 minutes 10 seconds W. 332.40 feet along the northwest right-of-way line of West Avenue to an iron pin set at the beginning of a curve, being the East corner of Lot 16 and the south corner of Lot 15.

Thence Westerly along the arc of said curve to the right having a radius of
14.25 feet and a central angle of 35 degrees 37 minutes 01 seconds, a distance of 8.86 feet to an iron pin set for the end of said curve.

Thence N 48 degrees 11 degrees 25 minutes W. 382.38 feet along the southwest line of Lot 15 and the northeast line of Lot 16 to an iron pin found for the west corner of Lot 15 and the south corner of Lot 14.

Thence N 41 degrees 34 minutes 10 seconds W. 350.00 feet with fence along the northwest line of Lot 15 and the southeast line of Lot 14, to an iron pin found in the southwest right-of-way line of Lickhill-Selma Road for the north corner of Lot 15 and the east corner of Lot 14.

Thence N 48 degrees 11 minutes 25 seconds E, 375.76 feet along the southwest right-of-way line of Lockhill-Selma Road to the place of beginning and containing 3/138 acres of land or 136691 square feet.

                                   EXHIBIT C

                                 (Confirmation)

                       CONFIRMATION OF COMMENCEMENT DATE

     THIS CONFIRMATION, made and agreed upon this___________ day of ____________, 19____, by and between Murray Income Properties I, LTD) ("Landlord") and Razmiko's ("Tenant");

                              W I T N E S S E T H
                              - - - - - - - - - -

     Landlord and Tenant entered into a certain lease (the "Lease") dated _________________, covering Suite 124 of Castle Oaks Village Shopping Center, as more particularly decribed in the Lease.

     NOW, THEREFORE, in consideration of the foregoing, the parties hereby mutually agree as follows:

     (a) For the purpose of confirming the establishment of the Commencement Date, as required by the provisions of Section 2.1 of the Lease, Landlord and Tenant hereby agree that:

         (i) The date of __________________ is hereby established as the "Commencement Date" referred to in the Lease; and

         (ii) The date of _________________ is hereby established as the "Expiration Date" of the original term of the Lease.

     (b) Tenant hereby confirms the following:

         (i) That is has accepted possession of the Premises pursuant to the terms of the Lease;

         (ii) That the improvements and space required to be furnished by Landlord according to the Lease have been completed;

         (iii) that Landlord has fulfilled all of its duties of an inducement nature;

         (iv) That the Lease has not been modified, altered or amended except as follows:_________________________________________________________
         ____________________________________________________________________

         (v) That there are no off-sets or credits against rentals, nor have any security deposits been paid except as set forth in the Lease;

         (vi) That the Monthly Payment commences to accrue on the ___________ day of _________________________, 19____; and

         (vii) That the Lease is in full force and effect.


     (c) This Confirmation, and each and all of the provisions hereof shall insure to the benefit, or bind, as the case may require, the parties hereto and their respective heirs, successors and assigns.










                                                       Landlord: [SIGNATURE]
                                                                 -----------
                                                       Tenant:   [SIGNATURE]
                                                                 -----------

                                                                        "AS IS"

                                   EXHIBIT D

                            (Leasehold Improvements)

TENANT ACKNOWLEDGES AND AGREES THAT LANDLORD HAS MADE NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED (EXPRESSLY INCLUDING, WITHOUT LIMITATION, WARRANTIES OF HABITABILITY OR FITNESS FOR A PARTICULAR PURPOSE) AS TO THE CONDITION OF THE PREMISES OR THE SHOPPING CENTER OR WITH RESPECT TO THE SUITABILITY OF EITHER FOR THE PURPOSE HEREIN INTENDED. BY EXECUTING THIS LEASE TENANT SHALL BE DEEMED TO HAVE ACCEPTED SAME IN THEIR PRESENT "AS IS" CONDITION AND AS SUITABLE FOR THE PURPOSE HEREIN INTENDED. IN THIS REGARD, TENANT EXPRESSLY ACKNOWLEDGES THAT TENANT HAS BEEN PROVIDED AN ADEQUATE OPPORTUNITY TO INSPECT THE PREMISES AND THE SHOPPING CENTER, AND THAT TENANT HAS INSPECTED THE PREMISES AND THE SHOPPING CENTER TO TENANT'S SATISFACTION.






                                                       Landlord: [SIGNATURE]
                                                                 -----------
                                                        Tenant:  [SIGNATURE]
                                                                 -----------

                                                           Landlord:
                                                                     ----------
                                                           Tenant:
                                                                     ----------



                                   EXHIBIT E

                              (Guaranty Agreement)

                               GUARANTY AGREEMENT

        As an inducement to Murray Income Properties I, LTD. ("Landlord"), to execute that certain Lease (the "Lease"), between Landlord and William R. Mallory, Jr. ("Tenant"), dated 7-28-95, of premises described as Suite 124, Castle Oaks Village Shopping Center, San Antonio, Bexar County, Texas, the undersigned ("Guarantors"), covenant and agree with Landlord as follows:

        (a) Guarantors, jointly and severally, guarantee payments of any amounts due under the Lease terms, limited only as follows: payment by the Guarantors to the Landlord is hereby limited to $67,950.00.

        (b) This Guaranty is a continuing and irrevocable guaranty, and is a guaranty of payment (and not merely a guaranty of collection) with respect to any amounts due. Landlord may pursue any of Guarantors without first proceeding against Tenant, any other of Guarantors or any collateral, or exhausting any other remedies.

        (c) The obligation of Guarantors to Landlord under this Guaranty is direct and primary and joint and several with Tenant, and is not limited to that of a surety or indemnitor.

        (d) Upon the occurrence of any event which with the passage of time or the giving of notice would constitute any event which with the passage of time or the giving of notice would constitute an event of default by Tenant under the lease, Landlord may so notify Guarantors, and permit Guarantor's ten (10) days in which to cause Tenant to comply with the provisions of this Lease. If Tenant does not so comply within said ten-day period, Landlord may proceed directly against Guarantors without any further notice to Guarantors. Notice to Guarantors shall be given in the same manner and at the same place that notices are required to be given to Tenant under the Lease.

        (e) The obligation of Guarantors to Landlord shall continue notwithstanding any extension of credit or other indulgence allowed Tenant by Landlord, and not withstanding any amendment of or alternation to any of the terms, conditions or provisions of the Lease, or any assignment or subletting by Tenant, whether or not consented to by Landlord of any remedy permitted by the provisions of the Lease, or any release of Tenant from all or part of Tenant's obligations under the Lease.

        (f) The rights of Landlord under this Guaranty are assignable and shall follow any transfer by Landlord of its interest in the Lease.

        (g) In the event of the death of any individual Guarantor, the obligations of such Guarantor under this Guaranty shall continue in full force and effect against such Guarantor's estate, heirs, devisees or assigns.

        (h) Guarantors agree to pay and discharge all reasonable costs, attorney's fees and expenses which may be incurred or paid by Landlord in enforcing the covenants and agreements of the Lease or of this Guaranty.

        (i) This Guaranty shall be binding upon Guarantors and their successors and assigns, and shall inure to the benefit of Landlord and its successors and assigns.

        (j) Guarantors hereby constitute Tenant their designated agent for the purpose of accepting service of process, and agree that the venue of any such legal action brought by Landlord shall be in the County of Bexar, State of Texas.


                                            Landlord:  [SIGNATURE]
                                                      -----------------------

                                            Tenant:    [SIGNATURE]
                                                      -----------------------

        (k) This Guaranty shall be construed under the laws of the State of Texas.

        (l) Reference to any of the parties in the singular shall include the plural and the plural shall include the singular. All obligations of the Guarantors, where more than one, shall be joint and several.

        (m) Guarantors are individuals and Guarantors' names stated below are not assumed names unless expressly so stated.

        IN WITNESS WHEREOF, Guarantors have caused this agreement to be executed on this 31 day of July, 1995.


Address:                                    By: /s/ Wm. R. Mallory, Jr.
        --------------------------------       -------------------------------

Address:                                    By:
        --------------------------------       -------------------------------


THE STATE OF TEXAS

COUNTY OF BEXAR


        This instrument was acknowledged before me on July 31, 1995 by Jennifer
L. Hampton.


                                      --------------------------------------
                                      NOTARY PUBLIC, State of Texas
My Commission Expires:
                                      Print Name: /s/ Jennifer L. Hampton
April 4, 1998                                     --------------------------

                                                        [SEAL]

THE STATE OF TEXAS

COUNTY OF__________

        This instrument was acknowledged before me on ____________________, 199 by ______________________________.


                                      --------------------------------------
                                      NOTARY PUBLIC, State of Texas
My Commission Expires:
                                      Print Name: __________________________
__________________________



                                                    Landlord:   [SIGNATURE]
                                                              --------------
                                                    Tenant:     [SIGNATURE]
                                                              --------------

                                             "RENTAL BASED ON FAIR RENTAL VALUE"

                                   EXHIBIT F
                              (Renewal Option(s))

        Tenant shall have and is hereby granted, the option to renew and extend the term of this lease for One (1) period(s) of Five (5) year(s) (each), provided Tenant is not in default hereunder at the time each such option is exercised. Each extension term shall begin on the expiration of the Lease Term or the current extension term of this lease, as appropriate. All terms, covenants, and provisions of this lease (except for the Rental) shall apply to each such extension term. If Tenant shall elect to exercise any such option, Tenant shall do so by written notice to Landlord not later than one hundred eighty (180) days prior to the expiration of the Lease Term or the current extension term of this lease, as appropriate. The monthly Rental for each such extension term shall be equal to the fair rental value of the Premises as mutually agreed by Landlord and Tenant. In the event Landlord and Tenant fail to agree on the fair rental value of the Premises on or before ninety (90) days prior to the expiration of the Lease Term or the current extension term of this lease, as appropriate, this lease shall automatically terminate and Tenant's exercise of such renewal option shall be null and void. Notwithstanding anything to the contrary contained in this Exhibit F, in no event shall the monthly Rental for any year of any extension term of this lease be less than the monthly Rental that was in effect as of the exercise of the option to extend.

                                        Landlord:   [SIGNATURE]
                                                    -----------
                                        Tenant:     [SIGNATURE]
                                                    -----------

                          CASTLE HILLS SHOPPING CENTER

                       EXHIBIT "G" SHOPPING CENTER LEASE

                                 SIGN CRITERIA

     This Exhibit "G" is attached to the annexed and foregoing Shopping Center Lease (the "Lease") pursuant to Section 10.1 of the Lease. Landlord has established the following sign criteria to assure a quality Shopping Center and will require any nonconforming signs to be brought into conformance at Tenant's cost.

                              GENERAL REQUIREMENTS

     A. Tenant shall submit to Landlord for written approval before fabrication at least three (3) copies of detailed drawings indicating the location, size, layout, design, materials and color of the proposed sign, including all lettering and/or graphics.

     B. Tenant shall obtain and pay for all permits, approvals, installation and maintenance.

     C. Tenant shall be responsible for the fulfillment of all requirements of these sign criteria.

     D. Tenant shall be fully responsible for the conduct and operations of its sign contractor. In addition, prior to commencement of any work at the Demised Premises, Tenant will obtain from its sign contractor and furnish to Landlord certificates of insurance covering such sign contractor in such amounts and types as may be specified by Landlord, including, but not limited to, complete products coverage.

                      LOCATION AND PLACEMENT REQUIREMENTS

     A. Sign on the exterior of the building shall be permitted only for those tenants having an exterior public entrance and shall be located within the sign areas designated by the Landlord.

     B. No signs perpendicular to the face of the building or store front will be permitted without prior written approval of the Landlord.

                              DESIGN REQUIREMENTS

     A. All copy must be limited to the store name. No listing of merchandise or service shall be permitted unless the same is part of Tenant's trade name or insignia.

     B. The maximum length of Tenant's sign shall not exceed seventy percent (70%) of the sign ban width.

     C. Overall maximum letter height:

        1. Up to 30' Storefront -- Capitals 18"
        2. 30' to 60' Storefront -- Capitals 24"

     D. Aluminum channel letters with 02146 Ivory plastic faces and dark bronze returns of anodized or baked on enamel finish, 5" deep using 1 or 2 types of neon tubing powered by 30 N/A transformers.

     E. Signs shall be composed of individual lettering mounted on a wiring bar (raceway) painted to match sign ban area. Sign boxes and cans will not be permitted.

     F. Retainers used at the perimeter of sign letter faces shall be 1" dark bronze Jewelite.

     G. Signs shall be limited to one line of copy.

     H. The following are NOT PERMITTED, unless approved by Landlord:

        1. Animated, flashing or audible signs.


                                                [SIGNATURES]
                                        -------------------------------

            2. Exposed lamps or neon tubing.
            3. Exposed crossovers, conduits, conductors, transformers, wiring or cabinets.
            4. Painted lettering.
            5. Pylon or pole signs (except for shopping center identification sign or signs, at Landlord's discretion).
            6. Portable trailer signs and/or any other types of temporary signs.

        I. All cabinets, conductor, transformers and other equipment shall be concealed in location specified by Landlord.

                           CONSTRUCTION REQUIREMENTS

        A. All signs and their installation shall comply with all local building and electrical codes.

        B. All signs, bolts, fastenings and clips shall be of a non-corrosive metal or equivalent approved by Landlord. No black iron materials of any type will be permitted.

        C. All letters shall be fabricated using full-welded construction or equivalent approved by Landlord.

        D. Location of all openings for conduit in sign panels of building walls shall be indicated by the sign contractor on drawings submitted to the Landlord.

        E. All penetrations of the building structure required for sign installation shall be neatly sealed in a water-tight condition.

        F. No labels will be permitted on the exposed surface of signs except those required by local ordinances which shall be applied in an inconspicuous location.

        G. Tenant will repair or cause its sign contractor to repair any damage to the building caused by the installation of Tenant's signs.

        II. Electrical service to all signs shall be on Tenant's meter.

                           MISCELLANEOUS REQUIREMENTS

        A. Tenant will be permitted to place upon each entrance of the Demised Premises one (1) 8 inch x 12 inch sign with location, colors and design approved by Landlord, indicating hours of business, emergency telephone numbers, etc.

        B. Any non-customer door for receiving of merchandise may have one (1) 6 inch x 12 inch sign with location, colors and design approved by Landlord, indicating the Tenant's name and address. Where more than one tenant used the same door, each name and address may be applied.

        C. Tenant may install on the store front, if required by the U.S. Postal Service, the numbers only for the street address in exact location stipulated by the Landlord.

        D. Floor signs, such as inserts in terazzo, etc. may be installed within the Tenant's lease line in its store front, if approved in writing by the Landlord.

        E. Except as provided herein, no advertising placards, banners, pennants, names, insignia, trademarks or other descriptive material shall be affixed or maintained upon the glass panes and supports of the show windows and doors or upon the exterior walls of the building or store front or upon the common areas of the Shopping Center.

        F. A minimum of 2100 square feet of store area must be leased before space will be made available on any sign advertising the Shopping Center, but unless otherwise expressly provided in the Lease, no representation or agreement is made by Landlord as to the availability of space on any such sign. If space is made available to Tenant on any such sign, the position of Tenant's sign will be determined by Landlord, in Landlord's sole discretion.


                                                  [SIGNATURES]
                                        -------------------------------

        G. Should Landlord so require, Tenant shall cause its sign to be placed on any pylon sign advertising the Shopping Center. If Tenant's sign is placed on any such pylon, Tenant covenants and agrees to pay, as additional rent under lease, a pro-rata share of the cost of erection, operation, maintenance, repair and insurance of such pylon sign, such pro-rata share to be based upon the ration that the number of square feet of surface area of Tenant's sign bears to the total number of square feet of surface area of all tenants, signs on such pylon.


                                                [SIGNATURES]
                                        -------------------------------